UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    August 31, 2004

    First Community Corporation
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina (Address of Principal Executive Offices)	29072 (Zip Code)

    (803) 951-2265
(Registrant's Telephone Number, Including Area Code)

    N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

        On August 31, 2004, the shareholders of First Community Corporation approved the pending merger with DutchFork Bancshares, Inc. The joint press release issued by First Community Corporation and DutchFork Bancshares, Inc. announcing the shareholder approval is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (c)                Exhibits.

        The following exhibit is filed as part of this report:

Exhibit
Number               Description

Exhibit 99.1         Text of press release issued jointly by First Community Corporation and DutchFork Bancshares, Inc.
                             on September 1, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION
Dated: September 2, 2004	By: /s/ Joseph G. Sawyer
Joseph G. Sawyer Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number              Description

Exhibit 99.1        Text of press release issued jointly by First Community Corporation and DutchFork Bancshares, Inc.
                            on September 1, 2004